                                                                   Exhibit 99.13

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[996,774,000] (APPROXIMATE)

                                  MLMI 2005-A8
                       MORTGAGE PASS-THROUGH CERTIFICATES

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               NOVEMBER [1], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                                         COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)                     SERIES 2005-A8

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

COLLATERAL ANALYSIS

                       Wtd Avg    (deal as a whole)
FICO   FICO            Current        Percent of      Wtd Avg            Wtd Avg   Wtd Avg   Wtd Avg
 Low   High    LTV     Balance     Current Balance      GWAC     % MI      FICO      DTI       LTV
----   ----   ----   ----------   -----------------   -------   ------   -------   -------   -------
500     524   > 65%
525     549   > 65%
550     574   > 65%
575     599   > 70%
600     624   > 70%  180,992.60          0.09          6.4001     0.00    621.38    41.75     79.95
625     649   > 70%  307,099.38          2.94          6.5170     2.84    641.81    35.17     79.08
650     674   > 80%  221,276.45          0.17          7.0259   100.00    660.66    34.76     89.29
675     699   > 80%  177,484.63          8.50          6.4356    95.36    688.41    39.19     88.23
700     724   > 80%  186,181.67          7.85          6.3431    94.57    711.79    38.38     87.96
725     749   > 85%  183,199.63          3.85          6.2644    96.33    735.98    37.72     89.09
750     774   > 85%  170,858.45          2.26          6.1206    95.81    761.18    36.52     89.07
775     799   > 85%  170,196.65          0.74          6.2396    92.59    784.42    35.92     89.48
800     max   > 85%  188,623.53          0.09          6.2955   100.00    808.62    29.61     88.00

FICO   FICO                          % Owner
 Low   High    LTV   % SFD   % PUD     Occ     % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
----   ----   ----   -----   -----   -------   ----------   ---------   ------------   ----------
500     524   > 65%
525     549   > 65%
550     574   > 65%
575     599   > 70%
600     624   > 70%  20.88   38.45    100.00     100.00        0.00          0.00        100.00
625     649   > 70%  69.19   15.22     92.04      17.81        0.00         81.07         84.40
650     674   > 80%  84.74    9.64    100.00      30.76        0.00         44.27         79.56
675     699   > 80%  88.98    4.71     95.30      76.78        7.09         15.05         38.83
700     724   > 80%  84.74    5.53     94.62      71.23        8.50         17.53         35.00
725     749   > 85%  84.64    5.68     95.14      86.30        3.76          6.94         33.47
750     774   > 85%  84.85    5.73     92.49      79.85        7.19         12.97         37.36
775     799   > 85%  78.14    6.62     86.09      60.91        3.28         29.81         33.13
800     max   > 85%  75.93    0.00    100.00     100.00        0.00          0.00         55.47

                         Wtd Avg
LTV     LTV              Current       Percent of     Wtd Avg           Wtd Avg   Wtd Avg   Wtd Avg
Low    High     DTI      Balance    Current Balance     GWAC     % MI     FICO      DTI       LTV
----   ----   ------   ----------   ---------------   -------   -----   -------   -------   -------
 60%    64%   > 49.9%
 65%    69%   > 49.9%
 70%    74%   > 49.9%
 75%    79%   > 49.9%
 80%    84%   > 49.9%  199,453.45         0.06         6.1695    0.00    727.09    52.01     80.00
 85%    89%   > 49.9%
 90%    94%   > 49.9%
 95%    99%   > 49.9%
100%    max   > 49.9%

LTV     LTV                            % Owner
Low    High     DTI    % SFD   % PUD     Occ     % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
----   ----   ------   -----   -----   -------   ----------   ---------   ------------   ----------
 60%    64%   > 49.9%
 65%    69%   > 49.9%
 70%    74%   > 49.9%
 75%    79%   > 49.9%
 80%    84%   > 49.9%  67.91   32.09    67.91       53.60        0.00         46.40         32.09
 85%    89%   > 49.9%
 90%    94%   > 49.9%
 95%    99%   > 49.9%
100%    max   > 49.9%

                       Wtd Avg
DTI    DTI             Current       Percent of     Wtd Avg           Wtd Avg   Wtd Avg   Wtd Avg
Low   High    FICO     Balance    Current Balance     GWAC     % MI     FICO      DTI       LTV
---   ----   -----   ----------   ---------------   -------   -----   -------   -------   -------
20%    24%   < 525
25%    29%   < 550
30%    34%   < 575
35%    39%   < 600
40%    44%   < 625   174,481.50         0.02         6.1823    0.00    622.46    43.03     79.86
45%    49%   < 650   257,500.00         0.03         6.3398    0.00    622.83    47.71     78.06
50%    54%   < 675   128,750.64         0.01         6.2500    0.00    689.00    55.00     80.00
55%   max    < 700

DTI    DTI                            % Owner
Low   High    FICO    % SFD   % PUD     Occ     % Full Doc   % Ltd Doc   % Stated Doc   % Int Only
---   ----   -----   ------   -----   -------   ----------   ---------   ------------   ----------
20%    24%   < 525
25%    29%   < 550
30%    34%   < 575
35%    39%   < 600
40%    44%   < 625    54.16   45.84    100.00     100.00        0.00         0.00         100.00
45%    49%   < 650     0.00    0.00    100.00     100.00        0.00         0.00         100.00
50%    54%   < 675   100.00    0.00    100.00     100.00        0.00         0.00           0.00
55%   max    < 700

LIMITED AND STATED DOC

                        Percent
              Wtd Avg      of
FICO  FICO    Current   Current  Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
Low   High    Balance   Balance    GWAC    % MI    FICO     DTI      LTV
----  ----  ----------  -------  -------  -----  -------  -------  -------
500    524
525    549
550    574
575    599
600    624
625    649  303,864.09    2.88    6.5036   2.90   642.23   34.91    76.15
650    674  266,323.58    7.65    6.7316   1.01   661.84   34.97    76.66
675    699  214,309.11   10.28    6.5344  17.35   687.48   35.26    78.33
700    724  219,666.45   10.73    6.4485  17.26   711.48   35.52    78.42
725    749  214,569.86    7.27    6.3801   7.47   737.09   35.00    76.91
750    774  223,798.00    4.99    6.2555   9.87   762.64   33.63    78.56
775    799  207,364.02    2.64    6.2883   9.09   786.21   34.51    77.31
800    max  311,102.16    0.83    6.1724   3.13   806.65   31.29    75.30


                            %      %     %       %      %
FICO  FICO                Owner  Full   Ltd   Stated   Int
Low   High  % SFD  % PUD   Occ    Doc   Doc     Doc    Only   % CA   % NY  % FL
----  ----  -----  -----  -----  ----  -----  ------  -----  -----  -----  -----
500    524
525    549
550    574
575    599
600    624
625    649  66.06  14.50  92.28  0.00   0.00  100.00  82.23  35.34   3.69   3.45
650    674  50.53  23.04  63.04  0.00   0.00  100.00  88.78  29.34   5.69   4.44
675    699  61.36  16.00  61.44  0.00  10.28   89.72  73.86  23.78   6.24  12.83
700    724  54.09  16.28  60.39  0.00  12.43   87.57  72.08  29.48   5.16   8.33
725    749  60.21  11.70  55.25  0.00   9.37   90.63  74.00  25.66   8.93  11.37
750    774  53.78  21.80  53.52  0.00   6.89   93.11  84.93  28.59   6.60  11.29
775    799  48.53  20.57  37.70  0.00   7.89   92.11  79.01  25.42   6.43  14.36
800    max  78.83   7.53  74.41  0.00   6.56   93.44  76.67  25.26  13.32   5.10

IO LOANS

                        Percent
              Wtd Avg      of
FICO  FICO    Current   Current  Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
Low   High    Balance   Balance    GWAC    % MI    FICO     DTI      LTV
----  ----  ----------  -------  -------  -----  -------  -------  -------
500    524
525    549
550    574
575    599
600    624  192,566.14    0.15    6.2449   0.00   622.24   42.50    79.22
625    649  306,952.07    3.20    6.4985   2.87   641.42   34.90    76.65
650    674  262,957.07    8.68    6.6817   1.76   662.11   35.42    76.82
675    699  234,599.71   14.37    6.4428  23.82   687.76   35.57    78.95
700    724  241,696.19   13.73    6.4121  19.72   711.70   35.60    79.08
725    749  226,090.64    9.99    6.3361  17.64   737.39   35.94    78.49
750    774  218,475.77    7.59    6.2486  13.44   762.33   34.42    78.34
775    799  218,019.56    4.50    6.2417   9.22   785.51   33.84    76.57
800    max  242,467.65    1.11    6.1424   6.76   807.45   31.78    74.10


                             %       %      %      %       %
FICO  FICO                 Owner   Full    Ltd  Stated    Int
Low   High  % SFD  % PUD    Occ     Doc    Doc    Doc    Only    % CA   % NY  % FL
----  ----  -----  -----  ------  ------  ----  ------  ------  -----  -----  -----
500    524
525    549
550    574
575    599
600    624  23.52  25.81  100.00  100.00  0.00    0.00  100.00   0.00  14.84  24.33
625    649  69.43  16.15   93.50   16.94  0.00   81.41  100.00  39.02   1.72   1.93
650    674  49.87  23.66   65.52   11.90  0.00   86.07  100.00  29.15   5.04   4.77
675    699  66.41  14.92   70.12   37.92  2.49   55.65  100.00  27.22   6.47  10.36
700    724  58.11  17.66   66.36   33.95  3.44   58.56  100.00  33.85   5.07   7.76
725    749  61.50  15.02   61.18   34.82  3.01   56.17  100.00  26.64   5.67   9.82
750    774  57.00  21.20   57.58   33.75  0.58   60.86  100.00  26.24   6.05  11.52
775    799  51.78  21.41   42.48   40.25  1.86   49.16  100.00  29.97   3.93  13.21
800    max  81.86   5.79   77.55   33.57  2.77   60.47  100.00  24.76  10.81   9.82